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                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY

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                           VIACOM INTERNATIONAL INC.,
                                     ISSUER

                                      AND

                      VIACOM INTERNATIONAL SERVICES INC.,
                                   SUCCESSOR

                                      AND

                                  VIACOM INC.,
                                   GUARANTOR

                                      AND

                             THE BANK OF NEW YORK,
                                    TRUSTEE

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                          THIRD SUPPLEMENTAL INDENTURE

                           DATED AS OF JULY 22, 1996
                      TO BE EFFECTIVE AS OF JULY 31, 1996

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            SUPPLEMENTAL TO INDENTURE DATED AS OF SEPTEMBER 15, 1991

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  THIRD SUPPLEMENTAL INDENTURE, dated as of July 22, 1996, to be effective as of July 31, 1996, among VIACOM INTERNATIONAL INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), VIACOM INTERNATIONAL SERVICES INC. (the "Successor"), VIACOM INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor"), and THE BANK OF NEW YORK, a New York banking corporation organized and existing under the laws of the United States (the "Trustee"), as Trustee to the Indenture, dated as of September 15, 1991, as supplemented by the First Supplement thereto, dated as of September 15, 1991, and the Second Supplement thereto, dated as of March 4, 1992, among the Company, the Guarantor and the Trustee (as amended, the "Indenture").

                                   RECITALS

  WHEREAS, the Company, the Guarantor and the Trustee are parties to the Indenture, pursuant to which the Company has issued $200 million principal amount of 10 1/4% Senior Subordinated Notes due 2001, $150 million principal amount of 9 1/8% Senior Subordinated Notes due 1999 and $100 million principal amount of 8 3/4% Senior Subordinated Reset Notes due 2001, (collectively, the "Securities");

  WHEREAS, the Guarantor has unconditionally guaranteed the Securities pursuant to the Indenture (the "Guarantees");

  WHEREAS, the Company and the Successor are parties to an Implementation Agreement dated as of July 24, 1995 (the "Implementation Agreement") pursuant to which, subject to the terms and conditions stated therein, the Company shall convey substantially all of its assets to the Successor (the "Conveyance of Assets") and the Successor shall assume substantially all of the liabilities of the Company, including liabilities in respect of the Securities (the "Assumption of Liabilities");

  WHEREAS, the Company, the Successor and the Guarantor desire, pursuant to
Section 901 of the Indenture, to supplement and amend the Indenture, in order to comply with Section 801 of the Indenture;

  WHEREAS, the Successor is a corporation validly existing under the laws of the State of Delaware;

  WHEREAS, the Successor has duly authorized the execution and delivery of this Third Supplemental Indenture to assume all the obligations of the Company under the Securities and the Indenture;

  WHEREAS, immediately after the consummation of the Conveyance of the Assets and the Assumption of Liabilities in accordance with the Implementation Agreement, no Default or Event of Default (as defined in the Indenture) has happened and is continuing; and

  WHEREAS, immediately after the consummation of the Conveyance of the Assets and the Assumption of Liabilities in accordance with the Implementation Agreement, the conditions of Section 801(X) shall be satisfied.

  NOW, THEREFORE, in consideration of the premises, the Company, the Successor, the Guarantor and the Trustee covenant and agree with each other as follows:

                                   ARTICLE A

  SECTION A.1. From and after the consummation of the Conveyance of Assets and the Assumption of Liabilities, the Successor hereby assumes all the obligations of the Company under the Securities and the Indenture; the Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if the Successor had been named as the Company therein; and the Company shall be relieved of all obligations under the Securities and the Indenture.

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                                   ARTICLE B

                           MISCELLANEOUS PROVISIONS

  SECTION B.1. This Third Supplemental Indenture is executed by the Company, the Successor, the Guarantor and the Trustee pursuant to the provisions of Sections 801 and 901(1) of the Indenture, and the terms and conditions hereof shall be deemed to be part of the Indenture for all purposes, so that the Indenture and this Third Supplemental Indenture shall be read, taken and construed as one and the same instrument. The Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed. All capitalized terms not defined in this Third Supplemental Indenture shall have the meanings set forth in the Indenture.

  SECTION B.2. Any notice or communication by the Trustee to the Successor is duly given if in writing and delivered in person or mailed by first-class mail to the address set forth below:

                                   Viacom International Services Inc.1515
                                   BroadwayNew York, NY 10036Attention: Chief
                                   Financial Officer, with a copy to
the Office of the General Counsel

  SECTION B.3. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS THIRD SUPPLEMENTAL INDENTURE.

  SECTION B.4. This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

  SECTION B.5. The Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Company, the Successor and the Guarantor. The Trustee makes no representations and shall have no responsibility as to the validity or sufficiency of this Third Supplemental Indenture or the due authorization and execution thereof by the Company, the Successor and the Guarantor, respectively.

  IN WITNESS WHEREOF, the parties have caused this Third Supplemental Indenture to be duly executed as of the day and year first written above.

                                          VIACOM INTERNATIONAL INC.

                                                  /s/ Michael D. Fricklas
                                          By___________________________________
                                                 Name: Michael D. Fricklas
                                               Title: Senior Vice President
                                            Deputy General Counsel

                                          VIACOM INTERNATIONAL SERVICES INC.

                                                  /s/ Michael D. Fricklas
                                          By___________________________________
                                                 Name: Michael D. Fricklas
                                               Title: Senior Vice President
                                            Deputy General Counsel

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                                          VIACOM INC.

                                                  /s/ Michael D. Fricklas
                                          By___________________________________
                                                 Name: Michael D. Fricklas
                                               Title: Senior Vice President
                                            Deputy General Counsel

                                          THE BANK OF NEW YORK

                                                    /s/ Mary La Gumina
                                          By___________________________________
                                            Name: Mary La Gumina
                                              Title: Assistant Vice President

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